UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Soliciting Material Pursuant to §240.14a-12

RPC, Inc.

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Additional Preliminary Soliciting Material
EXPLANATORY NOTE
On March 18, 2026, RPC, Inc. filed its definitive proxy statement for its Annual Meeting of Stockholders to be held on Tuesday April 28, 2026 at 12:15 PM ET. This document amends and supplements the Proxy Statement for the Annual Meeting, to add three proposals: (Proposal No. 5) to seek approval and ratification of certain previous grants of performance stock units to our Chief Executive Officer in 2025 and 2026, (Proposal No. 6) to seek approval and ratification of certain previous grants of performance stock units to our Executive Chairman in 2026, and (Proposal No. 7) to approve certain amendments to the Company’s 2024 Stock Incentive Plan.
The record date for the Annual Meeting remains as March 2, 2026.

2801 Buford Highway NE,
Suite 300, Atlanta, Georgia 30329
TO THE HOLDERS OF THE COMMON STOCK:
PLEASE TAKE NOTICE that the 2026 Annual Meeting of Stockholders of RPC, Inc., a Delaware corporation (RPC or the Company), will be held at 2170 Piedmont Road NE, Atlanta, Georgia, on Tuesday, April 28, 2026, at 12:15 P.M., for the following purposes, as more fully described in the Proxy Statement accompanying this notice:
1. To elect ten Nominees for a one-year term (expiring in 2027) to the Board of Directors;
2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3. To hold a nonbinding vote on executive compensation as disclosed in these materials;
4. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment of the meeting;
5. To approve and ratify certain previous grants of performance stock units to our Chief Executive Officer;
6. To approve and ratify certain previous grants of performance stock units to our Executive Chairman; and
7. To approve certain amendments to the Company’s 2024 Stock Incentive Plan.
RPC, INC. Amended Notice of Annual Meeting

The Proxy Statement Supplement dated April    , 2026, is attached.
The Board of Directors has fixed the close of business on March 2, 2026, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
Important Notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on April 28, 2026: The 2026 Proxy Statement and Supplement, 2025 Annual Report on Form 10-K and Amended Proxy Card are available at https://web.viewproxy.com/RPC/2026.
Voting can be completed in one of four ways:

Returning the Proxy Card by Mail	Via Telephone at 1-866-804-9616	Online at https:// AALvote.com/RES	Attending the meeting to vote In Person
By Order Of The Board Of Directors

Michael L. Schmit Corporate Secretary
Atlanta, Georgia
April    , 2026
Whether or not you expect to attend the annual meeting, please sign, date and return the enclosed proxy card promptly. Alternatively, you may vote your proxy by telephone or over the Internet by following the instructions on your proxy card or Notice. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

2026 Proxy Statement Supplement
This Supplement supplements and amends the Proxy Statement to (i) add a new Proposal 5 to the Proxy Statement that provides for the approval and ratification of certain previous grants of performance stock units to our Chief Executive Officer in 2025 and 2026, (ii) add a new Proposal 6 to the Proxy Statement that provides for the approval and ratification of certain previous grants of performance stock units to our Executive Chairman in 2026, (iii) add a new Proposal 7 that provides for approval of certain amendments to the Company’s 2024 Stock Incentive Plan, and (iv) update the Notice of 2026 Annual Meeting of Stockholders to add the new Proposals 5, 6 and 7. This Supplement and a revised proxy card (the “Revised Proxy Card”) are being made available to stockholders beginning on or about April   , 2026. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Supplement carefully and in its entirety, together with the Proxy Statement.
If you have previously submitted voting instructions with respect to Proposals 1 through 3, submitting the enclosed proxy card (properly executed) will serve to revoke those prior voting instructions in favor of the more recent instructions. If you submit the enclosed proxy card with no voting instructions with respect to Proposals 1 through 3, because your new card will supersede the old one, your card will be voted in accordance with management recommendations on the unmarked items.
With respect to Proposal 5, the approval and ratification of certain previous grants of performance stock units our Chief Executive Officer will require the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the meeting with respect to this proposal provided that a quorum is present at the Annual Meeting. Abstentions will have the effect of a vote against this proposal.
With respect to Proposal 6, the approval and ratification of certain previous grants of performance stock units to our Executive Chairman will require the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the meeting with respect to this proposal provided that a quorum is present at the Annual Meeting. Abstentions will have the effect of a vote against this proposal.
With respect to Proposal 7, the amendments to the 2024 Stock Incentive Plan will require the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the meeting with respect to this proposal provided that a quorum is present at the Annual Meeting. Abstentions will have the effect of a vote against this proposal.
Proposals 5, 6 and 7 are “non-routine” matters. Accordingly, if you hold shares beneficially in “street name” and do not provide your broker with voting instructions as to any of Proposal 5, Proposal 6 or Proposal 7, your shares may constitute “broker non-votes” as to that Item. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Broker non-votes will have no effect on the vote with respect to Proposal 5, Proposal 6 or Proposal 7.

PROPOSAL 5: APPROVAL AND RATIFICATION OF CERTAIN PERFORMANCE STOCK UNITS GRANTED TO OUR CHIEF EXECUTIVE OFFICER IN 2025 AND 2026
OVERVIEW

We are asking stockholders to approve and ratify certain grants of performance stock units (the “Palmer PSU Awards”) made to our President and Chief Executive Officer, Ben M. Palmer, in 2025 and 2026. These grants provide for potential payouts in shares of our common stock that could exceed individual annual grant amount maximums contained in our 2024 Stock Incentive Plan (the “Plan”). Approval and ratification would allow the Palmer PSU Awards to pay out pursuant to their terms, notwithstanding the individual annual grant maximums contained in the Plan. The terms of the Palmer PSU Awards and additional information relevant to this Proposal No. 5 are described below.
The Palmer PSU Awards
The Palmer PSU Awards with respect to which we are requesting approval and ratification were granted to Mr. Palmer by the Board’s Human Capital Management and Compensation Committee (the “Committee”) pursuant to the Plan on January 28, 2025 and January 27, 2026, respectively. The material terms of the Palmer PSU Awards are summarized below:
		Performance Stock Unit Awards (Payable in Shares of Common Stock)
		Threshold*	Target*	Maximum*	Maximum After
Name	Grant Date	(#)	(#)	(#)	TSR Adjustment*
Ben M. Palmer	1/28/2025	26,059	52,118	104,236	125,083
	1/27/2026	32,100	64,200	128,400	154,080

*
Excludes shares payable pursuant to dividend equivalents. See below for more detailed information regarding dividend equivalents.

The Palmer PSU Awards, as shown in the table above, pay out in shares of Company common stock if pre-established levels of cumulative three-year adjusted EBITDA are obtained. For the 2025 grants, the relevant three-year period includes fiscal years 2025, 2026 and 2027. For the 2026 grants, the relevant three-year period includes fiscal years 2026, 2027 and 2028. Adjusted EBITDA is computed as GAAP net income plus charges for interest, taxes, depreciation and amortization, adjusted for any additional items the Committee determines to be appropriate. For the year ended December 31, 2025, these adjustments included an increase of $20.3 million comprising of costs related to a recently completed acquisition. The Committee has not identified any such adjustments with respect to 2026, 2027, or 2028 as of the date of these proxy materials.
In addition, the Palmer PSU Awards are subject to a total shareholder return (“TSR”) modifier such that if an award becomes payable based on the Company’s adjusted EBITDA performance, depending upon the company’s relative TSR performance benchmarked against the Philadelphia Oil Services Sector Index over the three-year period, the size of the award may be reduced by up to 20% or increased by up to 20%. As a result, the maximum number of shares, exclusive of dividend equivalents, that could be issued pursuant to the 2025 Palmer PSU Award at the threshold, target and maximum adjusted EBITDA performance levels, taking into consideration the possible positive 20% TSR adjustment, are 31,270, 62,541, and 125,083, respectively, and the maximum number of shares, exclusive of dividend equivalents, that could be issued pursuant to the 2026 Palmer PSU Award at the threshold, target and maximum adjusted EBITDA performance levels, taking into consideration the possible positive 20% TSR adjustment, are 38,520, 77,040, and 154,080, respectively.
The Palmer PSU Awards also contain dividend equivalent rights. During the pendency of the awards, amounts that would have been paid to the participant as a dividend upon the shares underlying the PSU (at the target level) had they been owned by participant at the time of the dividend are accrued and treated as a general, unsecured obligation of the Company. The dividend equivalents will be trued up as appropriate, as determined by the Committee, generally following the 3 year vesting cycle. If and when the PSU vests and is paid out, dividend equivalents may be paid out in cash or in stock, based on the number of shares, if any, actually earned under the award. As a result, the maximum number of shares that may be issued under each Palmer PSU Award as described above is increased by the number of shares, if any, issued to settle dividend equivalent rights. The quarterly dividend rate for RPC common stock during the pendency of these awards to date has been $.04 per share. The Board of Directors has discretion to change the dividend rate at any time. To the extent that PSUs are not earned, not vested, or forfeited, no dividend equivalents are payable with respect to such PSUs.
If Mr. Palmer’s employment with the Company terminates prior to the end of the three-year performance period covered by the Palmer PSU Award due to death, disability or a change of control, as determined by the Committee, the Palmer PSU Award will vest at target level, with no TSR adjustment. Termination of employment for any other reason during the performance period will result in forfeiture of the Palmer PSU Award.
The 2024 Stock Incentive Plan; Impact of Individual Annual Award Limitations
The Palmer PSU Awards were granted by the Committee pursuant to the Plan. They are contractual rights to receive shares of Company common stock in the future if specified conditions are satisfied. No shares of common stock have yet been issued pursuant to the Palmer PSU Awards. Concurrently with granting the Palmer PSU Awards, the Committee also authorized the issuance of restricted shares of common stock to Mr. Palmer pursuant to the Plan, as follows: in 2025, 159,000 shares vesting annually in 1/3 increments beginning in 2026; and in 2026 — 192,500 shares vesting annually in 1/3 increments beginning in 2027. Although unvested when issued, these shares are validly issued shares, with full voting rights at the time of issuance.
Among other provisions, the Plan provides that:
“The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 7 (relating to Other Stock-Based Awards) shall be 200,000 during any fiscal year.”
Both the restricted stock awards and the Palmer PSU Awards granted to Mr. Palmer in each of 2025 and 2026 were Other Stock-Based Awards granted pursuant to Section 7 of the Plan, and thus the restricted stock awards and the Palmer PSU Awards, considered together in each of 2025 and 2026, could not cover more than 200,000 shares in each of 2025 and 2026. Inadvertently, the combined awards in each of these years exceeded this individual maximum. Specifically, with respect to the awards granted in 2025, after 159,000 restricted shares were issued to Mr. Palmer, only 41,000 shares remained available to be covered by any Other Stock-Based Awards granted during that year. However, the 2025 Palmer PSU Award, as drafted, covered a maximum of 125,083 shares, after upward adjustment for a possible positive TSR modifier, plus any dividend equivalents that might be paid in common stock.
Similarly, with respect to the awards granted in 2026, after 192,500 restricted shares were issued to Mr. Palmer, only 7,500 shares remained available to be covered by any Other Stock-Based Awards granted during this year. However, the 2026 Palmer PSU Award, as drafted, covered a maximum of 154,080 shares, plus any dividend equivalents that might be paid in common stock.

The Palmer PSU Award agreements also provide, “If any term or condition set forth in this Agreement is inconsistent with the Plan, the Plan shall control.” This means that if Proposal No. 5 is not adopted, and if performance targets are met for the 2025 and/or 2026 PSUs, payouts under those awards would be capped out at 41,000 and 7,500 shares of common stock, respectively
The terms of the Plan are described more fully in Proposal No. 6, Approval of Amendments to the 2024 Stock Incentive Plan, which proposes to increase the individual annual Plan maximums. Proposal No. 6 is incorporated in its entirety herein.
What We Are Asking Stockholders to Approve
We are asking stockholders to approve and ratify the Palmer PSU Awards as drafted, and to authorize the Company to pay them out in accordance with their terms as originally drafted. Because a portion of the Palmer PSU Awards exceeded the Plan limits, and because the Board of Directors and the Committee are not authorized to grant equity awards in excess of Plan limits, the grants of those portions of the Awards were defective corporate acts under Delaware law and thus were void or voidable due to a failure of authorization. This Proposal would, by approving and ratifying the issuance, cure the defect and render the Awards as fully valid as if they had complied with the Plan on the date of grant. If Proposal No. 7 is not approved, but this Proposal No. 5 is approved, these awards would be deemed to constitute an amendment to the Plan to the extent necessary to waive the limitations solely with respect to these Palmer PSU Awards.
Why We Are Asking for This Approval Now
On March 20, 2026, the Company received a demand letter from a law firm on behalf of a purported stockholder of the Company, notifying the Company that the Palmer PSU Awards had exceeded the 200,000 individual annual maximums of the Plan and demanding that the Board: (1) Rescind the equity awards granted to Mr. Palmer in excess of the Plan limits and/or modify the awards to bring them in compliance with the Plan limits (or seek stockholder ratification of the awards);(2) Investigate whether there are additional violations of the Company’s equity plans beyond what is described in this demand letter, and if so, take appropriate action; and (3) Adopt and implement adequate internal controls and systems at the Company designed to prohibit and prevent a recurrence of the Plan violations alleged in the letter and ensure compliance with New York Stock Exchange rules and regulations. In response, the Board has formed a special committee consisting of three independent directors who are not members of the Human Capital Management and Compensation Committee to conduct a review and consider the Company’s response to the demand letter. The special committee’s work is ongoing, but it has recommended that the Company seek approval and ratification of the Palmer PSU Awards at the 2026 Annual Meeting. In addition, the Human Capital Management Committee has recommended to the Board that it approve and ratify, and the Board has approved and ratified the issuance of the PSU Awards in the maximum amounts described above (subject to the performance conditions and the other terms of the Palmer PSU Awards) for purposes of Section 204 of the Delaware General Corporation Law.
Any claim that either of the grants of the PSU Awards or any portion of such grants is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that the ratification in accordance with Section 204 not be effective or be effective only on certain conditions, must be brought within 120 days from the “validation effective time,” which will be, if this Proposal is approved, the time at which this Proposal is approved by the stockholders.
Impact of Approval of This Proposal
Approval and ratification of the Palmer PSU Awards would effectively waive the 200,000 individual annual share maximum limitation and allow the Company to have issued awards under the Plan to Mr. Palmer that covered more than 200,000 shares in each of 2025 and 2026. Specifically, if the Palmer PSU Awards are approved and ratified, Mr. Palmer would be entitled to earn up to 125,083 shares of common stock, plus any dividend equivalents, pursuant to the 2025 Palmer PSU Award, bringing the maximum total number of shares subject to awards granted to him in 2025 to 284,083, plus any dividend equivalents, and Mr. Palmer would be entitled to earn up to 154,080 shares of common stock, plus any dividend equivalents, pursuant to the 2026 Palmer PSU Award, bringing the maximum total number of shares subject to awards granted to him in 2026 to 346,580, plus any dividend equivalents, paid in stock. Approval and ratification will have the effect of having waived the 200,000 share individual annual Plan maximum solely with respect to Mr. Palmer’s PSU Awards made in 2025 and 2026. Approval of this Proposal will not waive the individual Plan annual maximum with respect to any other Plan awards, past or future. See, however, Proposal No. 7, Approval of Amendments to the 2024 Stock Incentive Plan, which proposes, among other things, to remove individual annual Plan maximums for all participants other than non-employee directors, as well as Proposal No. 6, Approval and Ratification of Certain Performance Stock Units Granted to Our Executive Chairman in 2026, which proposes to approve and ratify PSU Awards made to Richard A. Hubbell. This Proposal and Proposal Nos. 6 and 7 are not contingent on each other.
Potential Impact if This Proposal is not Approved
If the approval and ratification of the Palmer PSU Awards is not approved, they will remain in effect, but the 2025 Palmer PSU Award will cover a maximum of 41,000 shares of common stock, and the 2026 Palmer PSU Award will cover a maximum of 7,500 shares of common stock. Because this could materially reduce the size of Mr. Palmer’s incentive compensation package, the Committee may consider whether additional compensation, whether a cash award or some other form, should be made to Mr. Palmer either pursuant to or outside of the Plan in order to compensate him for the loss of the stock incentives, but no decision in this regard has been made as of this time.
Interests of Management
Other than Mr. Palmer, no executive officer or director of the Company has any direct or indirect interest in or conflict with respect to this Proposal.
Accounting and Tax Impacts
Regardless of whether this Proposal is approved, the Company does not anticipate that there will be a material impact on its federal or state income tax liabilities or accruals, operating expenses or accruals or net income for 2025, 2026 or any future years.
Required Vote
The approval and ratification of the Palmer PSU Awards will require the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the meeting with respect to this Proposal provided that a quorum is present at the Annual Meeting.
Our Board of Directors recommends a vote FOR the Proposal to Approve and Ratify the Palmer PSU Awards.

PROPOSAL 6: APPROVAL AND RATIFICATION OF CERTAIN PERFORMANCE STOCK UNITS GRANTED TO OUR EXECUTIVE CHAIRMAN IN 2026
OVERVIEW

We are also asking stockholders to approve and ratify the grant of performance stock units (the “Hubbell PSU Awards”) made to our Executive Chairman, Richard A. Hubbell, in 2026. This grant provides for potential payouts in shares of our common stock that could exceed individual annual grant amount maximums contained in our 2024 Stock Incentive Plan (the “Plan”). Approval and ratification would allow the Hubbell PSU Award to pay out pursuant to its terms, notwithstanding the individual annual grant maximums contained in the Plan. The terms of the PSU Awards and additional information relevant to this Proposal No. 6 are described below. The disclosure contained in Proposal No. 5, Approval and Ratification of Certain Performance Stock Units Granted to Our Chief Executive Officer in 2025 and 2026, is incorporated herein by reference.
The Hubbell PSU Award
The Hubbell PSU Award with respect to which we are requesting approval and ratification was granted to Mr. Hubbell by the Board’s Human Capital Management and Compensation Committee (the “Committee”) pursuant to the Plan on January 27, 2026. The material terms of the Hubbell PSU Award are summarized below:
		Performance Stock Unit Awards (Payable in Shares of Common Stock)			Maximum After
		Threshold*	Target*	Maximum*
Name	Grant Date	(#)	(#)	(#)	TSR Adjustment*
Richard A. Hubbell	1/27/2026	19,250	38,500	77,000	92,400

*
Excludes shares payable pursuant to dividend equivalents. See below for more detailed information regarding dividend equivalents.

The Hubbell PSU Awards, as shown in the table above, pay out in shares of Company common stock if pre-established levels of cumulative three-year adjusted EBITDA are obtained. The relevant three-year period includes fiscal years 2026, 2027 and 2028. Adjusted EBITDA is computed as GAAP net income plus charges for interest, taxes, depreciation and amortization, adjusted for any additional items the Committee determines to be appropriate. The Committee has not identified any such adjustments with respect to 2026, 2027, or 2028 as of the date of these proxy materials.
In addition, the Hubbell PSU Awards are subject to a total shareholder return (“TSR”) modifier such that if an award becomes payable based on the Company’s adjusted EBITDA performance, depending upon the company’s relative TSR performance benchmarked against the Philadelphia Oil Services Sector Index over the three-year period, the size of the award may be reduced by up to 20% or increased by up to 20%. As a result, the maximum number of shares, exclusive of dividend equivalents, that could be issued pursuant to the Hubbell PSU Award at the threshold, target and maximum adjusted EBITDA performance levels, taking into consideration the possible positive 20% TSR adjustment, are 23,100, 46,200, and 92,400, respectively.

The Hubbell PSU Award also contains dividend equivalent rights. During the pendency of the award, amounts that would have been paid to the participant as a dividend upon the shares underlying the PSU (at the target level) had they been owned by participant at the time of the dividend are accrued and treated as a general, unsecured obligation of the Company. The dividend equivalents will be trued up as appropriate, as determined by the Committee, generally following the 3 year vesting cycle. If and when the Hubbell PSU Award vests and is paid out, dividend equivalents may be paid out in cash or in stock, based on the number of shares, if any, actually earned under the award. As a result, the maximum number of shares that may be issued under each the Hubbell PSU Award as described above is increased by the number of shares, if any, issued to settle dividend equivalent rights. The quarterly dividend rate for RPC common stock during the pendency of these awards to date has been $.04 per share. The Board of Directors has discretion to change the dividend rate at any time. To the extent that PSUs are not earned, not vested, or forfeited, no dividend equivalents are payable with respect to such PSUs.
If Mr. Hubbell’s employment with the Company terminates prior to the end of the three-year performance period covered by the Hubbell PSU Award due to death, disability or a change of control, as determined by the Committee, the Hubbell PSU Award will vest at target level, with no TSR adjustment. Termination of employment for any other reason during the performance period will result in forfeiture of the Hubbell PSU Award.
The 2024 Stock Incentive Plan; Impact of Individual Annual Award Limitations
The Hubbell PSU Award was granted by the Committee pursuant to the Plan. It is a contractual right to receive shares of Company common stock in the future if specified conditions are satisfied. No shares of common stock have yet been issued pursuant to the Hubbell PSU Award. Concurrently with granting the Hubbell PSU Award, the Committee also authorized the issuance of restricted shares of common stock to Mr. Hubbell pursuant to the Plan in the amount of 115,500 shares, vesting annually in 1/3 increments beginning in 2027. Although unvested when issued, these shares are validly issued shares, with full voting rights at the time of issuance.
Among other provisions, the Plan provides that:
“The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 7 (relating to Other Stock-Based Awards) shall be 200,000 during any fiscal year.”
Both the restricted stock award and the Hubbell PSU Award granted to Mr. Hubbell in 2026 were Other Stock-Based Awards granted pursuant to Section 7 of the Plan, and thus the restricted stock award and the Hubbell PSU Award, considered together, could not cover more than 200,000 shares. Inadvertently, the combined awards exceeded this individual maximum. Specifically, after 115,500 restricted shares were issued to Mr. Hubbell, only 84,500 shares remained available to be covered by any Other Stock-Based Awards granted during 2026. However, the Hubbell PSU Award, as drafted, covered a maximum of 92,400 shares, after upward adjustment for a possible positive TSR modifier, plus any dividend equivalents that might be paid in common stock.
The Hubbell PSU Award agreement also provides, “If any term or condition set forth in this Agreement is inconsistent with the Plan, the Plan shall control.” This means that if this Proposal No. 6 is not adopted, and if performance targets are met for the Hubbell PSU award, payouts under it would be capped out at 84,500 shares of common stock.
The terms of the Plan are described more fully in Proposal No. 7, Approval of Amendments to the 2024 Stock Incentive Plan, which proposes, among other things, to remove individual annual Plan maximums for all participants other than non-employee directors. Proposal No. 7 is incorporated in its entirety herein.
What We Are Asking Stockholders to Approve
We are asking stockholders to approve and ratify the Hubbell PSU Award as drafted, and to authorize the Company to pay it out in accordance with its terms as originally drafted. Because a portion of the Hubbell

PSU Award exceeded the Plan limits, and because the Board of Directors and the Committee are not authorized to grant equity awards in excess of Plan limits, the grants of those portions of the Award were defective corporate acts under Delaware law and thus were void or voidable due to a failure of authorization. This Proposal would, by approving and ratifying the issuance, cure the defect and render the Hubbell PSU Award as fully valid as if it had complied with the Plan on the date of grant. If Proposal No. 7 is not approved, but this Proposal No. 6 is approved, the Hubbell PSU Award would be deemed to constitute an amendment to the Plan to the extent necessary to waive the limitations solely with respect to the Hubbell PSU Award.
Why We Are Asking for This Approval Now
On March 20, 2026, the Company received a demand letter from a law firm on behalf of a purported stockholder of the Company, notifying the Company that the Palmer PSU Awards had exceeded the 200,000 individual annual maximums of the Plan and demanding that the Board: (1) Rescind the equity awards granted to Mr. Palmer in excess of the Plan limits and/or modify the awards to bring them in compliance with the Plan limits (or seek stockholder ratification of the awards);(2) Investigate whether there are additional violations of the Company’s equity plans beyond what is described in this demand letter, and if so, take appropriate action; and (3) Adopt and implement adequate internal controls and systems at the Company designed to prohibit and prevent a recurrence of the Plan violations alleged in the letter and ensure compliance with New York Stock Exchange rules and regulations. In response, the Board has formed a special committee consisting of three independent directors who are not members of the Human Capital Management and Compensation Committee to conduct a review and consider the Company’s response to the demand letter. As a part of the special committee’s review, it determined that the Hubbell PSU Award also purported to exceed the individual Plan Maximum grant limits. The special committee’s work is ongoing, but it has recommended that the Company seek approval and ratification of the Hubbell PSU Award at the 2026 Annual Meeting. In addition, the Human Capital Management Committee has recommended to the Board that it approve and ratify, and the Board has approved and ratified the issuance of the Hubbell PSU Award in the maximum amounts described above (subject to the performance conditions and the other terms of the Hubbell PSU Award) for purposes of Section 204 of the Delaware General Corporation Law.
Any claim that the Hubbell PSU Award or any portion thereof is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that the ratification in accordance with Section 204 not be effective or be effective only on certain conditions, must be brought within 120 days from the “validation effective time,” which will be, if this Proposal is approved, the time at which this Proposal is approved by the stockholders.
Impact of Approval of This Proposal
Approval and ratification of the Hubbell PSU Award would effectively waive the 200,000 individual annual share maximum limitation and allow the Company to have issued awards under the Plan to Mr. Hubbell that covered more than 200,000 shares in 2026. Specifically, if the Hubbell PSU Award is approved and ratified, Mr. Hubbell would be entitled to earn up to 92,400 shares of common stock, plus any dividend equivalents, pursuant to the Hubbell PSU Award, bringing the maximum total number of shares subject to awards granted to him in 2026 to 207,900, plus any dividend equivalents. Approval and ratification will have the effect of having waived the 200,000 share individual annual Plan maximum solely with respect to the Hubbell PSU Award made in 2026. Approval of this Proposal will not waive the individual Plan annual maximum with respect to any other Plan awards, past or future. See, however, Proposal No. 7, Approval of Amendments to the 2024 Stock Incentive Plan, which proposes, among other things, to remove individual annual Plan maximums for all participants other than non-employee directors, as well as Proposal No. 5, Approval and Ratification of Certain Performance Stock Units Granted to Our Chief Executive Officer in 2025 and 2026, which proposes to approve and ratify the Palmer PSU Awards. This Proposal and Proposal Nos. 5 and 7 are not contingent on each other.
Potential Impact if This Proposal is not Approved
If the approval and ratification of the Hubbell PSU Award is not approved, it will remain in effect, but the Hubbell PSU Award will cover a maximum of 84,500 shares of common stock. Because this could materially reduce the size of Mr. Hubbell’s incentive compensation package, the Committee may consider whether additional compensation, whether a cash award or some other form, should be made to Mr. Hubbell pursuant to or outside of the Plan in order to compensate him for the loss of a portion of the Hubbell PSU Award, but no decision in this regard has been made as of this time.
Interests of Management
Other than Mr. Hubbell, no executive officer or director of the Company has any direct or indirect interest in or conflict with respect to this Proposal.
Accounting and Tax Impacts
Regardless of whether this Proposal is approved, the Company does not anticipate that there will be a material impact on its federal or state income tax liabilities or accruals, operating expenses or accruals or net income for 2026 or any future years.
Required Vote
The approval and ratification of the Hubbell PSU Awards will require the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the meeting with respect to this Proposal provided that a quorum is present at the Annual Meeting.
Our Board of Directors recommends a vote FOR the Proposal to Approve and Ratify the Hubbell PSU Awards.

PROPOSAL 7: APPROVAL OF AMENDMENTS TO THE 2024 STOCK INCENTIVE PLAN
Background
The 2024 Stock Incentive Plan (the “Plan”) replaced the Company’s 2014 Employee Stock Incentive Plan (the “2014 Plan”), which expired in April 2024. Under the Plan, the Company can tailor incentive awards to support its corporate objectives and to keep pace with competitive business practices. Generally, the Plan is intended to strengthen the mutuality of interests between award recipients and the Company’s stockholders.
As adopted by the Board of Directors and approved by the stockholders, the Plan reserved 8 million shares of Company Common Stock (“Shares”) for issuance thereunder. As of March 31, 2026, 3,796,854 shares of common stock had been issued pursuant to the Plan and 745,384 shares of common stock were subject to outstanding performance stock units at maximum performance levels assuming an increase of 20% due to satisfaction of the TSR maximum upsize criteria (excluding any shares pertaining to dividend equivalents, the additional 230,663 shares that will become subject to Mr. Palmer’s PSU Awards if Proposal No 5, Approval and Ratification of Certain Performance Unit Awards Granted to our Chief Executive Officer in 2025 and 2026, is approved, and the additional 7,900 shares that will become subject to Mr. Hubbell’s PSU Award if Proposal No 6, Approval and Ratification of Certain Performance Unit Awards Granted to our Executive Chairman in 2026, is approved).
A copy of the Plan, as proposed to be amended, is attached to this Proxy Statement Supplement as Appendix A, redlined to show the proposed amendments, and a summary of the Plan is set forth below. The summary is qualified in its entirety by reference to the Plan.
The Company has registered the shares available for issuance under the Plan on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended.
Proposed Amendments
We are asking stockholders to approve amendments to the Plan that would eliminate the maximum annual individual grant limits under the Plan for all plan participants except non-employee directors, and modify those individual grant limits for non-employee directors to provide that in each calendar year during any part of which the Plan is in effect, a non-employee member of the Board may not be paid compensation, whether denominated in cash or Awards, for such individual’s service on the Board or a standing committee of the Board, in excess of $750,000, in the aggregate; provided, however, that for any calendar year in which a member of the Board (i) first commences service on the Board, (ii) serves on a special committee of the Board, (iii) serves as lead director, or (iv) serves as non-executive Chairman of the Board, additional compensation, whether denominated in cash or Awards may be paid. For purposes of this calculation, the value of Awards shall be determined, if applicable, pursuant to ASC Topic 718, or any successor thereto, on the date of grant and attributed to the compensation limit for the year in which the Award is granted. For the avoidance of doubt, the limits that we propose to adopt shall be without regard to grants of Awards or other payments, if any, made to a non-employee member of the Board during any period in which such individual was an employee of the Company or of any of its Affiliates or was otherwise providing services to the Company or to any of its Affiliates other than in the capacity as a director of the Company. For the avoidance of doubt, any cash compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled, if later.
Currently, Section 3 of the Plan, “Stock Subject to Plan and Adjustments,” contains the following limitations in paragraphs (c)(ii) and (iii) thereof:

(ii)
The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Sections 5 and 6 (relating to Options and SARs) shall be 200,000 during any fiscal year; and

(iii)
The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 7 (relating to Other Stock-Based Awards) shall be 200,000 during any fiscal year.

We are asking stockholders to approve amendments (the “Amendments”) to the Plan that would delete current Sections 3(c)(ii) and 3(c)(iii) in their entirety, thus removing any individual annual limitations on grants of any type of award under the Plan to participants who are not non-employee directors, including executive officers. The only numerical limitations remaining on grants of awards to any individual under the Plan who is not a non-employee director would be the Plan cap of 8 million shares in the aggregate that may be issued pursuant to the Plan. Limits on grants to non-employee directors would be subject to the annual $750,000 cap, as described in the proposed new Section 3(c)(ii) below:
(ii)
In each calendar year during any part of which the Plan is in effect, a non-employee member of the Board may not be paid compensation, whether denominated in cash or Awards, for such individual’s service on the Board or a standing committee of the Board, in excess of $750,000, in the aggregate; provided, however, that for any calendar year in which a member of the Board (i) first commences service on the Board, (ii) serves on a special committee of the Board, (iii) serves as lead director, or (iv) serves as non-executive Chairman of the Board, additional compensation, whether denominated in cash or Awards may be paid. For purposes of this Section 3(c), the value of Awards shall be determined, if applicable, pursuant to ASC Topic 718, or any successor thereto, on the date of grant and attributed to the compensation limit for the year in which the Award is granted. For the avoidance of doubt, the limits set forth in this Section 3(c) shall be without regard to grants of Awards or other payments, if any, made to a non-employee member of the Board during any period in which such individual was an employee of the Company or of any of its Affiliates or was otherwise providing services to the Company or to any of its Affiliates other than in the capacity as a director of the Company. For the avoidance of doubt, any cash compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled, if later.

Reasons for Proposed Amendments
The Human Capital Resources and Compensation Committee (the “Committee”) recommended the Amendments to the Board, and the Board has approved the Amendments and is recommending them to the stockholders. The Committee and the Board believe that the Amendments are necessary in order to provide the Committee with sufficient flexibility to be able to structure a competitive executive compensation package for the Company’s executive officers for 2026 and future years. Specifically, the long-term equity incentive awards approved by the Committee for its Chief Executive Officer for 2025 and 2026 exceeded the 200,000-share limitation in paragraph 3(c)(iii), and the long-term equity incentive awards approved by the Committee for its Executive Chairman for 2026 exceeded the 200,000-share limitation in paragraph 3(c)(iii). See Proposal No. 5, Approval and Ratification of Certain Performance Unit Awards Granted to our Chief Executive Officer in 2025 and 2026, and Proposal No. 6, Approval and Ratification of Certain Performance Unit Awards Granted to our Executive Chairman in 2026, each of which is incorporated by reference herein in its entirety. Taking this into consideration, the Committee expects that it will be necessary for it to exceed the 200,000 share limitations with respect to future grants in order for its executive officer compensation to remain competitive. Further, the Committee may, but is not obligated to, consider additional compensation modifications driven by the proposed merger of Marine Products Corporation with MasterCraft Corporation. This is because a number of the Company’s employees, including all of the executive officers, are also currently employees of, and are compensated by, Marine Products Corporation. Following the closing of the proposed merger, they will no longer receive this compensation. In addition, the Committee believes that it is a best practice to place a reasonable limit on total annual non-employee director compensation.

Summary Description of the Plan
The following summarizes the major provisions of the Plan, as proposed to be amended, and is qualified in its entirety by the text of the Plan, which is attached as Appendix A to this Proxy Statement.
Generally, the Plan authorizes the Committee (or, if so designated by the Board of Directors, the full Board of Directors or some other committee of Non-Employee Directors) to grant to directors, officers and other key employees (“Participants”) stock options and other equity compensation more fully described below. The Committee may delegate its powers and duties under the Plan subject to the limitations set forth in the Plan.
Eligibility.   Directors, officers and other key employees of the Company or its subsidiaries and affiliates who are responsible for or contribute to the growth and/or profitability of the business of the Company are eligible to be granted awards under the Plan. Notwithstanding the foregoing, incentive stock options (as defined in the Plan) may only be granted to employees of the Company and any of its subsidiaries or affiliates that are a “subsidiary corporation” (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”) and stock options and stock appreciation rights may be granted only to individuals with respect to whom the Shares will qualify as “service recipient stock” (within the meaning of Section 409A of the Code). Furthermore, no director who is not also an employee of the Company is eligible to receive incentive stock options.
Awards That May Be Issued Under the Plan.   The Plan authorizes the grant of stock options, stock appreciation rights (“SARs”), and any other type of award (referred to in the Plan and occasionally herein as “Other Stock-Based Awards”) valued by reference to (or otherwise based on) Shares, including, without limitation, restricted stock, restricted stock units, performance accelerated restricted stock, performance stock and performance units, as well as performance-based incentives payable in cash. If the Shares covered by an award are not delivered because the award is forfeited or canceled, or because the award is settled in cash or because such Shares are withheld from the award or otherwise tendered, physically or by attestation, to pay the exercise or purchase price of an award granted under the Plan or to satisfy applicable tax withholding obligations incurred in connection with the award, such Shares will not be deemed delivered for purposes of determining the number of Shares remaining available for delivery. The maximum number of Shares available for delivery under the Plan will be unaffected by the availability of Shares under any plan assumed in connection with the acquisition of an interest in another company or awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired directly or indirectly by the Company or with which the Company combines.
The Committee has full authority to grant, pursuant to the terms of the Plan (i) stock options, including, without limitation, incentive stock options (“ISO”), non-qualified options (“NQOs”) and premium stock options, (ii) SARs and/or (iii) other stock-based awards, including, without limitation, restricted stock, restricted stock units (stock units are grants of a right to receive shares of stock in the future), performance-accelerated restricted stock, performance stock and performance units (as such terms are defined in the Plan), as well as performance-based incentives payable in cash.
Additional Plan Limitations.   The Plan imposes additional limitations. Under the Plan, no more than 8 million Shares may be issued pursuant to ISOs. In addition, no one individual may be granted (i) options or SARs representing over 200,000 Shares during any fiscal year, or (ii) other stock-based awards, including restricted stock and performance stock units, representing over 200,000 Shares during any fiscal year. If the Amendments are approved, both of these 200,000 share limitations would be removed and would not apply to future grants. In their stead, a new $750,000 limit on total annual consideration paid to any individual non-employee director would be added, subject to certain exceptions. There is no maximum number of persons eligible to receive awards under the Plan. The Company estimates that approximately 250 persons are currently eligible, including three executive officers and eight Non-Employee Directors. The additional limitations described here are subject to adjustment upon the occurrence of certain events such as stock splits. See “Changes in Capital Structure” below.
Plan Administration.   The Plan may be administered by the Board of Directors, or any committee of at least two “Non-Employee Directors” (as that term is defined by Rule 16b-3 under the Exchange Act). The

Company currently expects the Plan to continue to be administered by the Committee, which has the authority to select participants and determine the timing, type, size and terms of each award, and to make all other determinations necessary or desirable in the interpretation and administration of the Plan. The Committee may also determine whether awards may be settled in cash.
Repricing and Amendment of Awards.   If the exercise or base prices of any options or SARs exceed the current fair market value (as defined in the Plan) of the Shares, the Committee may, without stockholder approval, reprice such options or SARs to a price no lower than the then-current fair market value of the Shares. The Committee may also, without stockholder approval, amend any award to provide its holder with additional rights or benefits of the type otherwise permitted by the Plan, including extending its term. However, no amendment to the terms of any outstanding award that is subject to Section 409A of the Code may cause the award to violate such Section, no amendment to the terms of an outstanding award that is not subject to Section 409A of the Code may cause the award to become subject to such Section, and the term of an outstanding award may not be extended beyond the earlier of the latest date the award would have expired by its original terms or the tenth anniversary of the original grant date of the award, except to the extent that an award cannot be exercised because such exercise would violate the federal, state or local laws, then the expiration of such award shall automatically be tolled for the period in which such exercise would violate applicable law but not more than thirty (30) days.
Termination of the Plan.   The Plan will terminate on April 23, 2034.
Transferability.   Except as may be provided by the Committee, awards will not be transferable except by will or by the laws of descent and distribution.
Termination of Employment.   Generally, except as noted below, options and SARs are forfeited if the recipient’s employment or performance of services terminates before the award is exercised.
However, the Human Capital Management and Compensation Committee may provide otherwise in certain instances, and there are limited exceptions where employment terminates because of death, disability or retirement. Generally, if an option or SAR holder’s employment terminates due to:
>
death or disability, options or SARs exercisable at termination (or whose vesting was accelerated by the Committee) remain exercisable for twelve months or for the remaining term of the option, if shorter; and

>
normal or approved early retirement, options or SARs exercisable at termination remain exercisable for a period of three months, less one day, or for the remaining term of the option, if shorter.

The Committee has discretion to alter the extension periods.
The Plan also provides that unless otherwise determined by the Committee, all unvested “other stock-based awards,” including without limitation restricted stock, restricted stock units, performance-accelerated restricted stock, and PSUs, are forfeited upon termination of the Participant’s employment for any reason other than death, disability or normal or approved early retirement. In the event of death, the Plan provides that all restricted stock will vest unless otherwise determined and, in the event of disability or normal or approved early retirement for restricted stock and restricted stock units, the Plan provides that a pro rata portion of such restricted stock or restricted stock units will vest based on the elapsed portion of the applicable vesting period unless otherwise determined. Performance stock units will generally vest as set forth above based on assumption that target performance levels have been achieved.
Outstanding plan awards awarded to date under the Plan have had these provisions somewhat modified by the Committee as allowed under the Plan, including to provide for enhanced benefits upon retirement and change in control. See the Compensation Discussion & Analysis in the Proxy Statement, which is incorporated herein by reference.
Clawback.   Awards will be subject to the Company clawback policy and the applicable rules of the NYSE, and the administrator also may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return, or reimburse the Company all or a portion of the award and any amounts paid under the award pursuant to the terms of the clawback policy or applicable laws.
Option Pricing.   The Human Capital Management and Compensation Committee has the authority to fix the exercise price of option awards. Generally, the exercise price of an ISO must be at least 100 percent of the fair market value of the Shares at the time of grant. However, if the grantee is a person with over ten percent of the voting power of the Company (or any subsidiary or parent of the Company), then the exercise price must be at least 110 percent of such fair market value. The exercise price of NQOs must be at least 100 percent of such fair market value. On April   , 2026, the closing price of the Shares on the New York Stock Exchange was $       per share.
Option Term.   The term of each stock option will be fixed by the Committee, but no stock option shall be exercised more than ten years (or, in the case of an ISO granted to an employee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the option is granted. Options will become exercisable at such times and in such installments as the Committee shall determine. Payment of the option price must be made in full at the time of exercise in such form (including, but not limited to, cash, unrestricted common stock held for at least six months, or any combination thereof) as the Committee may determine.
Certain ISO Restrictions.   In order to comply with certain federal tax restrictions, no employee may be granted an incentive stock option if, taking into account such option, the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by such employee during any given calendar year, under this and all other incentive stock option plans of the Company, would exceed $100,000.
Cashless Exercises.   Payment in full or in part of the exercise price of a Stock Option may be made in the form of unrestricted Shares, including shares withheld in connection with the exercise of the Stock Option, based, in each case, on the fair market value of the shares on the date the Stock Option is exercised, unless it shall be determined by the Human Capital Management and Compensation Committee, at or after grant, in its sole discretion, that unrestricted Shares are not a permissible form of payment with respect to any Stock Option or Options. If permitted by the Committee, a Participant may also elect to pay the exercise price upon the exercise of an option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.
SARs.   Upon the exercise of a SAR, the holder shall be entitled to receive an amount in cash and/or Shares equal in value to the excess of the fair market value of the Shares on the date of exercise over the fair market value of the Shares on the date of grant, multiplied by the number of SARs exercised, with the Committee having the right to determine the form of payment.
Restricted Stock Awards. A restricted stock award is an award of a given number of shares of common stock which are subject to a restriction against transfer and to a risk of forfeiture during a period set by the Committee. During the restriction period, the Participant generally has the right to vote and receive dividends on the shares.
Performance-Based Compensation.   The Committee may designate whether any awards being granted to any Participant are intended to be “performance-based compensation,” as determined by the Committee in its sole discretion. Any such awards designated as intended to be “performance-based compensation” may be conditioned on the achievement of one or more performance measures. The performance measures that may be used by the Committee for such awards may be based on any one or more of the following, as selected by the Committee, or such other measures as the Committee shall determine: increase in stock price, return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders’ equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the Company and/or one or more divisions and/or subsidiaries, adjusted EBITDA of the Company and/or one or more divisions, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, cash flow of the Company and/or one or more divisions and/or subsidiaries, including without limitation, operating cash flow, free cash flow, and non-GAAP operating cash flow, and market price of the Company’s securities.
Amendment and Termination.   The Plan is subject to amendment or termination by the Board of Directors without stockholder approval but no amendment may without stockholder approval (i) increase the number of Shares that may be issued under the Plan (except by certain adjustments provided for under the Plan); (ii) change the class of persons eligible to receive ISOs under the Plan; (iii) change the requirements regarding the exercise price; or (iv) amend the Plan in a manner that would require approval of the Company’s stockholders under applicable law, regulation or rule. Options may not be granted under the Plan after the date of termination of the Plan, but options granted prior to that date shall continue to be exercisable according to their terms.
Changes in Capital Structure.   If the Company effects a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Company stock outstanding, without receiving compensation therefor in money, services or property, then the terms and conditions of the Plan, including any numerical limitations, and any then outstanding awards shall be adjusted proportionally in order to prevent dilution or enlargement of benefits or potential benefits under the Plan and awards made under and eligible for grant under the Plan.
Merger and Consolidation.   In the event the Company is a party to a merger or other reorganization, outstanding awards shall be subject to the agreement of merger or reorganization. That agreement may provide, without limitation, for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for their cancellation, for accelerated vesting and accelerated expiration, or for settlement in cash.
New Plan Benefits
Because of the discretionary nature of any future awards under the Plan, the amount of such awards is not determinable at this time with respect to the Company’s directors, executive officers, including the executive officers named in the Summary Compensation Table, and the Company’s other employees, other than non-employee director stock retainers that are expected to be paid at or around the date of the Annual Meeting, which awards are expected to continue to be in an amount representing a value of $50,000 per non-employee director based upon the then closing price for the Common Stock on the NYSE.
Information regarding restricted stock and performance share units granted in 2025 to the executive officers of the Company under the Plan is set forth in the table captioned “Grants of Plan-Based Awards,” and information regarding outstanding options and restricted stock under the Company’s stock plans held by the Company’s executive officers is set forth in the table captioned “Outstanding Equity Awards at Fiscal Year-End” in the Proxy Statement. Outside directors received annual retainers in the form of stock in the amounts set forth in the “2025 Director Compensation Table” in the Proxy Statement.
Grants made under the Plan in 2026 through the date hereof are set forth in the table below (these numbers include Mr. Palmer’s PSU Awards and Mr. Hubbell’s PSU Award that are subject to approval and ratification — See Proposal No. 5, Approval and Ratification of Certain Performance Unit Awards Granted to our Chief Executive Officer in 2025 and 2026 and Proposal No. 6, Approval and Ratification of Certain Performance Unit Awards Granted to our Executive Chairman in 2026):

2026 Plan Benefits
Name and Position	Number of Shares of Restricted Stock	Number of PSUs at Target Level(1)
Ben M. Palmer, President and Chief Executive Officer	192,500	64,200
Michael L. Schmit, Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	78,600	26,200
Richard A. Hubbell, Executive Chairman of the Board	115,500	38,500
Executive Group	386,600	128,900
Non-Executive Director Group(2)	0	0
Non-Executive Officer Employee Group	1,221,525	0

(1)
PSUs at maximum performance level (assuming a 20% increase for TSR performance) are 154,080 shares for Mr. Palmer, 62,880 shares for Mr. Schmitt, and 92,400 shares for Mr. Hubbell. Does not include any dividend equivalents that may be issued as shares of common stock.

(2)
Shares awarded to directors are vested at issuance but are subject to specified restrictions on transfer. 2026 Shares will be granted at or around the time of the Annual Meeting having a value of $50,000 per non-employee director.

Other than as discussed in Proposal No. 5, Approval and Ratification of Certain Performance Unit Awards Granted to our Chief Executive Officer in 2025 and 2026, and Proposal No. 6, Approval and Ratification of Certain Performance Unit Awards Granted to our Executive Chairman in 2026, no awards have been granted under the Plan that are subject to stockholder approval. The Committee in its sole discretion will determine the number and types of awards that will be granted under the Plan.
Terms of Actual Awards.
As allowed by the Plan with Committee approval, the actual outstanding awards that have been issued under the Plan to date contain terms and conditions that vary from the default provisions set forth in the Plan and described above, including to allow for heightened benefits upon retirement and change in control. This includes the PSU Awards that are the subject of Proposal No. 5 and Proposal No. 6. For further detailed descriptions of those terms, see the Compensation Discussion and Analysis which is set forth in the Proxy Statement and incorporated herein by reference.
Federal Income Tax Consequences
The following discussion addresses certain anticipated United States federal income tax and certain employment tax consequences to the Company and to recipients of awards made under the Plan who are citizens or residents of the United States for federal income tax purposes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and interpretations thereof in effect on the date of this proxy statement. This summary is not intended to be exhaustive and, among other things, does not describe state, local, or foreign tax consequences. Moreover, it is not intended as tax advice to any individual.
Options.
Grant of Options.   There will be no federal income tax consequences to the grantee of an option or the Company upon the grant of either an ISO or an NQO under the Plan.
Exercise of NQOs.   Upon the exercise of an NQO, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired shares of common stock, less (b) the exercise price paid for those shares. The Company will be entitled to a tax deduction equal to the compensation income recognized by the grantee, subject to the limitations of Section 162(m) of the Code. Gains or losses recognized by the grantee upon a subsequent disposition of the shares will be treated as long-term capital gain or loss if the shares are held for more than a year from the date of exercise. Such gains or losses will be short-term gains or losses if the shares are held for one year or less. For purposes of computing gain or loss, the grantee’s basis in the shares received will be the exercise price paid for the shares plus the amount of income, if any, recognized upon exercise of the option.
Exercise of ISOs.   Upon the exercise of an ISO, the grantee will recognize no immediate taxable income for regular income tax purposes, provided the grantee was continuously employed by the Company or a subsidiary from the date of grant through the date which is three months prior to the date of exercise (or through the date which is one year prior to the exercise date in the case of termination of employment as a result of total disability). The exercise of an ISO may, however, result in alternative minimum tax liability to the grantee. If the grantee retains the shares acquired upon the exercise of the ISO for more than two years from the date of grant and more than one year from the date of exercise, any gain on a later sale of the shares will be treated as long-term capital gain, and the Company will not be entitled to any tax deduction with respect to the ISO. If the grantee disposes of the shares of common stock received upon the exercise of an ISO before the expiration of the two-year and one-year holding periods discussed above, a “Disqualifying Disposition” occurs. In that event, the grantee will have ordinary compensation income, and the Company will be entitled to a corresponding deduction, at the time of such disposition in the amount of such income, subject to the limitations of Section 162(m) of the Code.
Restricted Stock, Restricted Stock Units, Performance Units and Performance Stock.   A recipient of restricted stock or restricted stock units generally does not recognize income and the Company generally is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income and the Company is entitled to a deduction on the date on which vesting occurs (“Vesting Date”) in the case of restricted stock, or on the date on which stock is issued or cash is paid in the case of restricted stock units, subject to the limitations of Section 162(m) of the Code. The amount of income recognized and the amount of the Company’s deduction will equal the fair market value of the vested stock or stock unit on the Vesting Date in the case of restricted stock, or on the date on which stock is issued or cash is paid in the case of restricted stock units, subject to the limitations of Section 162(m) of the Code. However, the recipient may elect to include in income the fair market value of restricted stock at the time of grant by making a timely election under Section 83(b) of the Code. If such Section 83(b) election is made, the Company’s deduction will equal the fair market value of the restricted stock at the time of grant, subject to the limitations of Section 162(m) of the Code, and there is no further recognition of income when the restrictions lapse. If a recipient of restricted stock desires to make a Section 83(b) election, it must be made within thirty days from the date the restricted stock is issued.
A participant generally will recognize no income upon the grant of a performance unit or performance stock award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted Shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any Shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Any dividends on restricted stock or performance shares, or dividend equivalents with respect to restricted stock units or performance units, paid to the recipient prior to the Vesting Date will be includible in the recipient’s income as compensation and deductible as such by the Company.
Section 162(m) Limitation.   In general, Section 162(m) of the Code limits to $1 million the federal income tax deductions that may be claimed in any tax year of the Company with respect to certain compensation payable to any employee who is the chief executive officer, chief financial officer or one of the other three highest paid executive officers of the Company on the last day of that tax year. Under the tax rules in effect before 2018, the Section 162(m) deduction limit did not apply to “performance-based compensation” paid under a plan that met the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. However, the U.S. Tax Cuts and Jobs Act of 2017 eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation awarded under the Plan in excess of $1 million to a named executive officer generally is not deductible.

Golden Parachute Tax and Section 280G of the Internal Revenue Code.   The Human Capital Management and Compensation Committee may provide for immediate vesting of all then outstanding unvested awards upon a change in control of the Company. That immediate vesting may cause certain amounts to be characterized as “parachute payments” under Section 280G of the Code for certain employees of the Company. Section 280G of the Code generally applies to employees or other individuals who perform services for the Company if, within the 12-month period preceding the change in control, the individual is an officer of the Company, a shareholder owning more than 1% of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid 250 employees of the Company. An employee generally is deemed to have received “parachute payments” if the amount of compensation that is contingent upon an ownership change exceeds, in the aggregate, three times the employee’s Base Amount. The “Base Amount” is generally the employee’s average annual compensation for the five preceding years. If an employee receives compensation that is contingent upon an ownership change that exceeds, in the aggregate, three times the employee’s Base Amount, then such employee’s “excess parachute payment” is the excess of the employee’s total parachute payments over the Base Amount. An employee will be subject to a 20% excise tax under Section 4999 of the Code, and the Company will be denied a deduction for any “excess parachute payment.”
Deferred Compensation.   Awards made under the Plan, including awards granted under the Plan that are considered to be deferred compensation for purposes of Section 409A of the Internal Revenue Code, must satisfy the requirements of Code Section 409A to avoid adverse tax consequences to recipients, which could include the inclusion of amounts not payable currently in income and interest and an additional tax on any amount included in income. The Company intends to structure any awards under the Plan such that the requirements under Code Section 409A are either satisfied or are not applicable to such awards.
Certain Interests of Directors and Management
In considering the recommendations of the Committee and the Board of Directors with respect to the Plan, stockholders should be aware that members of the Board of Directors and management have certain interests that may present them with conflicts of interest in connection with the proposal to approve the Plan. As discussed above, directors and employees of the Company are eligible for the grant of awards under the Plan. The Board of Directors believes that approval of the Amendments will advance the interests of the Company and its stockholders by encouraging employees and directors to make significant contributions to the long-term success of the Company. In addition, Mr. Palmer received awards in 2025 and 2026 that by their terms exceeded the Plan’s current individual annual grant maximums, and Mr. Hubbell received awards in 2026 that by their terms exceeded the Plan’s current individual annual grant maximums, and they and the other executive officers could receive grants of similar or greater sizes in future years if the Amendments are approved. See Proposal No. 5, Approval and Ratification of Certain Performance Unit Awards Granted to our Chief Executive Officer in 2025 and 2026, and Proposal No. 6, Approval and Ratification of Certain Performance Unit Awards Granted to our Executive Chairman 2026. The outcome of this Proposal will have no impact on Proposal No. 5 or Proposal No. 6, and these three proposals are independent of one another. However, even if this Proposal fails, if Proposal No. 5 carries, the Plan will be deemed amended to the extent necessary to waive the current individual annual limitations to allow for the Mr. Palmer’s PSU Awards, and if Proposal No. 6 carries, the Plan will be deemed amended to the extent necessary to waive the current individual annual limitations to allow for the Mr. Hubbell’s PSU Awards.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth certain information regarding equity compensation plans as of December 31, 2025.
Plan category	(A) Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(B) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity compensation plans approved by securityholders	618,372(2)	$—	5,746,631 (1)
Equity compensation plans not approved by securityholders	—	—	—
Total	618,372(2)	$—	5,746,631 (1)

(1)
All of the securities can be issued in the form of restricted stock or other stock awards.

(2)
Does not include up to 84,083 shares that may be issued pursuant to Mr. Palmer’s 2025 PSU Award if Proposal No. 5, Approval and Ratification of Certain Performance Unit Awards Granted to our Chief Executive Officer in 2025 and 2026, is approved. Does not include shares that may be issued pursuant to dividend equivalent rights.

Required Vote
The approval of the Amendments to the Plan will require the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the meeting with respect to this proposal provided that a quorum is present at the Annual Meeting.
Our Board of Directors recommends a vote FOR the Proposal to Approve the Amendments.

APPENDIX A 2024 Stock Incentive Plan (as proposed to be amended)
SECTION 1.   DEFINITIONS.
The purpose of the RPC, Inc. 2024 Stock Incentive Plan (the “Plan”) is to enable RPC, Inc. (the “Company”) to attract, retain and reward directors and key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such persons and the Company’s shareholders, by offering such persons performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.
For purposes of this Plan, the following terms shall be defined as set forth below:
1.
“Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under this Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity.

2.
“Award” means any award or benefit granted under this Plan, including, without limitation, the grant of Options, Stock Appreciation Rights (SARs), Restricted Stock Unit Awards, Restricted Stock Awards, Performance Stock Awards, Performance Unit Awards and other equity awards hereunder, which may or may not be subject to vesting or performance criteria. “Award Agreement” shall have the meaning provided in Section 10(h) below.

3.
“Board” means the Board of Directors of the Company.

4.
“Book Value” means, at any given date, (i) the consolidated stockholders’ equity in the Company and its Subsidiaries, as shown on the Company’s consolidated balance sheet as of the end of the immediately preceding fiscal year, subject to such adjustments as the Committee shall in good faith specify at grant, divided by (ii) the number of shares of Outstanding Stock as of such year-end date (as adjusted by the Committee for subsequent events).

5.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings, regulations and guidance thereunder, and any successors to such Code and applicable rulings, regulations and guidance.

6.
“Committee” means the Committee referred to in Section 2 of this Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in this Plan may be exercised by the Board or the Human Capital Management and Compensation Committee of the Board, as set forth in Section 2 hereof.

7.
“Company” means RPC, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

8.
“Disability” means disability as determined under procedures established by the Committee for purposes of this Plan and shall in all events be consistent with the definition of “disabled” provided in Sections 422(c)(6) and 22(e)(3) of the Code; provided, however, that with respect to an Award subject to Section 409A of the Code that is paid or settled on account of a Participant’s “disability,” the payment or settlement of the Award shall be made only if the Participant has a “disability” as defined in Section 409A of the Code.

9.
“Early Retirement” means retirement with the express written consent of the Company (given for purposes of this Plan only at or before the time of such retirement) from active employment with the Company and/or any Subsidiary or Affiliate.

10.
“Fair Market Value” means, unless otherwise determined by the Committee, in good faith and having due regard to Section 409A of the Code, as of any given date (the “Valuation Date”):

i.
if the Stock is listed on an established stock exchange or exchanges, the closing price of one share of the Stock as reported on such exchange on the Valuation Date, or if no sale of Stock has been made on any exchange on the Valuation Date, on the next preceding day on which there was a sale of Stock;

ii.
if the Stock is not listed on an established stock exchange but is instead traded over the counter, the mean of the dealer “bid” and “ask” prices of the Stock in the over-the-counter market on the applicable day, as reported by Financial Industry Regulatory Authority; and

iii.
if the Stock is not listed on any exchange or traded over the counter, the fair market value of the Stock determined by the Committee in good faith and pursuant to a reasonable application of a reasonable valuation method in accordance with the relevant provisions of Section 409A of the Code.

11.
“Incentive Stock Option” means any Stock Option designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

12.
“Non-Employee Director” shall have the meaning set forth in Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

13.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

14.
“Normal Retirement” means retirement from active employment with the Company and/or any Subsidiary or Affiliate on or after age 65.

15.
“Other Stock-Based Award” means an Award granted to a Participant under Section 7 below that is valued in whole or in part by reference to, or is otherwise based on, Stock, including, without limitation, Restricted Stock, Restricted Stock Units, Performance-Accelerated Restricted Stock, Performance Stock, Performance Units and Awards (other than Options or SARs) valued by reference to Book Value or Subsidiary performance.

16.
“Outstanding Stock” shall include all outstanding shares of Common Stock, $0.10 par value, of the Company as well as the number of shares of Common Stock into which then outstanding shares of capital stock of the Company, of whatever class, are convertible as of the year-end immediately preceding the date of calculation thereof (as adjusted by the Committee for certain events).

17.
“Participants” shall include those persons who are granted one or more Awards under this Plan, subject to the terms and conditions of this Plan as the Committee shall determine and designate, from time to time, from among those eligible for Award grants hereunder.

18.
“Performance-Accelerated Restricted Stock” means Restricted Stock which is subject to restrictions for a stated period of time based on continued employment, with the opportunity for the restriction period to be shortened based on the achievement of predetermined performance goals.

19.
“Performance Stock” means Stock awarded under Section 7 below at the end of a specified performance period, the amount of which is determined by multiplying a performance factor times either (i) the Fair Market Value of the Stock on the last day of the performance period, or (ii) the difference between the Fair Market Value of the Stock on the first and last days of the performance period, provided, however, that at the discretion of the Committee, Participants may receive the value of Performance Stock in cash, as determined by reference to the Fair Market Value on the date the amount of the award is determined.

20.
“Performance Share Unit” means an Award pursuant to Section 7 with a starting value and an associated performance period, such that at the end of the performance period Participants receive an amount, payable in either cash or Stock, at the discretion of the Committee, equal to (i) the number of units earned based on a predetermined performance schedule times the starting unit value, or (ii) the number of units granted times the ending unit value based on a predetermined performance schedule.

21.
“Plan” means this RPC, Inc. 2024 Stock Incentive Plan, as hereafter amended from time-to-time.

22.
“Premium Stock Option” means any Stock Option with an exercise price in excess of the Fair Market Value, as computed on the date of grant of the Stock Option.

23.
“Retirement” means Normal or Early Retirement.

24.
“Restricted Stock” means Stock awarded under Section 7 below which is (i) subject to restrictions for a stated period of time based on continued employment, (ii) subject to restrictions which will lapse only upon the achievement of predetermined performance goals, or (iii) subject to a combination of the restrictions described in (i) and (ii) above.

25.
“Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant to receive one share of Stock, a cash payment equal to the value of one share of Stock, or a combination thereof, as determined in the sole discretion of the Committee.

26.
“Stock” means the Common Stock, $0.10 par value per share, of the Company.

27.
“Stock Appreciation Right” or “SAR” means the right pursuant to an award granted under Section 6 below to receive an amount in either cash or Stock, equal to the difference between the Fair Market Value of the Stock on the date of exercise and the Fair Market Value of the Stock on the date of grant of the right.

28.
“Stock Option” or “Option” means any option to purchase shares of Stock granted pursuant to Section 5 below.

29.
“Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

30.
“Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired (directly or indirectly) by the Company or with which the Company combines.

SECTION 2.   ADMINISTRATION.
This Plan shall be administered by the Board of Directors or by a Committee of not less than two Non-Employee Directors, who shall be members of the Board and who shall serve at the pleasure of the Board, such Committee to be designated by the Board. Except as otherwise directed by the Board, or delegated in accordance with the provisions hereof, the functions of the Committee specified in this Plan shall be exercised by the Human Capital Management and Compensation Committee of the Board.
The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Participants under Section 4: (i) Stock Options, including, without limitation, Incentive Stock Options, Non-Qualified Stock Options and Premium Stock Options, (ii) Stock Appreciation Rights and/or (iii) Other Stock-Based Awards, including, without limitation, Restricted Stock, Restricted Stock Units, Performance-Accelerated Restricted Stock, Performance Stock, Performance Units and other equity awards hereunder, which may or may not be subject to vesting or performance conditions.
In particular, the Committee, or its permitted delegates, shall have the authority:
(a)
subject to Section 4 hereof, to select the Participants to whom Stock Options, Stock Appreciation Rights, Other Stock-Based Awards and/or other Awards may from time to time be granted hereunder;

(b)
to determine whether and to what extent Stock Options, Stock Appreciation Rights, Other Stock-Based Awards, other Awards, or any combination thereof, are to be granted hereunder to one or more Participants;

(c)
to determine the number of shares of Stock to be covered by each such Award granted hereunder;

(d)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the Award price (if any) and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other Award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

(e)
to determine whether and under what circumstances Stock Options, Stock Appreciation Rights, Performance Stock and Performance Units and other Awards may be settled in cash; and

(f)
to the extent that Options or SARs have exercise or base prices that exceed the current Fair Market Value of the Stock, the Committee has the discretion, without obtaining shareholder approval, to re-price such Options or SARs and lower their exercise or base prices to prices not lower than the Fair Market Value of the Stock on the date of the action taken to affect the re-pricing. The Committee may also, without obtaining shareholder approval, amend any outstanding Award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by this Plan, including without limitation, extending the term thereof; provided, however, that:

i.
no amendment to the terms of an outstanding Award that is subject to Section 409A of the Code shall cause the Award to violate Section 409A of the Code;

ii.
no amendment to the terms of an outstanding Award that is not subject to Section 409A of the Code shall cause the Award to become subject to Section 409A of the Code; and

iii.
the term of an outstanding Award shall not be extended beyond the earlier of the latest date the Award would have expired by its original terms or the tenth anniversary of the original grant date of the Award, except that to the extent an Award cannot be exercised because such exercise would violate Federal, state or local laws, then the expiration of such Award shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.

The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.
The Committee may delegate its powers and duties under this Plan to one or more directors (including a director who is also an officer of the Company) or a committee of directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under this Plan with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act. In addition, the Committee may authorize one or more officers of the Company to grant Awards under this Plan, subject to the limitations of Sections 152 and 157 of the Delaware General Corporation Law, as applicable; provided, however, that such officers shall not be authorized to grant Options to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.
Except as otherwise provided by the Committee, Awards under this Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.
Except as otherwise specifically provided herein, all decisions made by the Committee pursuant to the provisions of this Plan shall be made in the Committee’s sole discretion, shall not be subject to review by any person, and shall be final and binding on all persons, including the Company and all Plan Participants.
SECTION 3.   STOCK SUBJECT TO PLAN AND ADJUSTMENTS.
(a)
Aggregate Maximum Shares Available.   Subject to adjustment in accordance with paragraph (d) of this Section 3, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this Plan shall be 8,000,000 shares of Stock.

(b)
Calculation of Shares Delivered.   To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary for any of the following reasons, such shares shall not be deemed delivered for purposes of determining the number of shares of Stock remaining available for delivery under this Plan, and will therefore be available for re-grant or re-issuance:

1.
the Award is forfeited or canceled;

2.
the Award is settled in cash;

3.
such shares are withheld from the Award or otherwise tendered, physically or by attestation, to pay the exercise or purchase price of an Award granted under this Plan, or to satisfy applicable tax withholding obligations incurred in connection with the Award.

The maximum number of shares of Stock available for delivery under this Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company or for Substitute Awards.
(c)
Award Limitations.   Subject to the aggregate maximum set forth in (a) above and to adjustment in accordance with paragraph (d) of this Section 3 (so long as such adjustment will not affect the status of any Award intended to qualify as an Incentive Stock Option), the following additional maximums are imposed under this Plan:

(i)
The full number of shares of Stock available for delivery under this Plan may be delivered pursuant to Incentive Stock Options; and

(ii)
In each calendar year during any part of which the Plan is in effect, a non-employee member of the Board may not be paid compensation, whether denominated in cash or Awards, for such individual’s service on the Board or a standing committee of the Board, in excess of $750,000, in the aggregate; provided, however, that for any calendar year in which a member of the Board (i) first commences service on the Board, (ii) serves on a special committee of the Board, (iii) serves as lead director, or (iv) serves as non-executive Chairman of the Board, additional compensation, whether denominated in cash or Awards may be paid. For purposes of this Section 3(c), the value of Awards shall be determined, if applicable, pursuant to ASC Topic 718, or any successor thereto, on the date of grant and attributed to the compensation limit for the year in which the Award is granted. For the avoidance of doubt, the limits set forth in this Section 3(c) shall be without regard to grants of Awards or other payments, if any, made to a non-employee member of the Board during any period in which such individual was an employee of the Company or of any of its Affiliates or was otherwise providing services to the Company or to any of its Affiliates other than in the capacity as a director of the Company. For the avoidance of doubt, any cash compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled, if later.

((ii)
The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Sections 5 and 6 (relating to Options and SARs) shall be 200,000 during anyfiscal year; and

~~(i)~~
(iii)   The maximum number of shares of Stock that may be covered by Awards granted toany one individual pursuant to Section 7 (relating to Other Stock-Based Awards) shall 200,000 duringany fiscal year.

~~(ii)~~
~~The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Sections 5 and 6 (relating to Options and SARs) shall be 200,000 during any fiscal year; and~~

~~(iii)~~
~~The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 7 (relating to Other Stock-Based Awards) shall be 200,000 during any fiscal year.~~

(d)
Adjustments.

1.   In general.   The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
Furthermore, except as expressly provided in this Section 3 or otherwise expressly provided for in a writing approved by the Board or Committee, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options or other Awards theretofore granted or the purchase or repurchase price per Share.
2.   Changes in Capital Structure.   If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then the terms and conditions of this Plan and any then outstanding Awards shall be adjusted proportionately in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under this Plan and Awards made hereunder as follows:
(a)
the number and type of shares that may be granted subject to Awards granted under this Plan;

(b)
the number and type of Awards that may be granted to any individual under this Plan;

(c)
the terms of any SAR;

(d)
the purchase price or repurchase price of any Stock Award;

(e)
the exercise price and number and class of securities issuable under each outstanding Option; and

(f)
the repurchase price of any securities substituted for shares underlying Awards that are subject to repurchase rights.

The specific adjustments to be made to effectuate the intent of the preceding sentence shall be determined by the Board or Committee, whose determination in this regard shall be final and binding on all parties. In the event of any other change to the capital structure of the Company, the Board or Committee shall have the discretion to determine what if any adjustments shall be made. Unless the Board or Committee specifies otherwise, any securities issuable as a result of any such adjustments shall be rounded down to the next lower whole security. The Board or Committee need not adopt the same rules for each Award or each holder of Awards.
3.   Merger and Consolidation.   Any other provision hereof to the contrary notwithstanding (except the preceding paragraphs of this Section 3(d)), in the event the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for their cancellation, for accelerated vesting and accelerated expiration, or for settlement in cash. Notwithstanding the foregoing, any action taken in connection with such merger or reorganization shall not (i) cause an Award that is not otherwise subject to Section 409A of the Code to become subject to such section or (ii) cause an Award that is subject to Section 409A of the Code to violate such section.
SECTION 4.   ELIGIBILITY.

Directors, officers and other key employees of the Company or its Subsidiaries and Affiliates who, in the sole judgment of the Committee or its designees, are responsible for or contribute to the growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted Awards under this Plan. Notwithstanding the foregoing, Stock Options and SARs may be granted only to individuals with respect to whom the Company’s Stock will qualify as “Service Recipient Stock” under Section 409A of the Code and Incentive Stock Options may be granted only to employees of the Company and any of its Subsidiaries or Affiliates that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. Furthermore, no director who is also not an employee of the Company shall be eligible to receive Incentive Stock Options.
SECTION 5.   STOCK OPTIONS.
Stock Options may be granted under this Plan, in such form as the Committee may from time to time approve.
Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options may be issued as Premium Stock Options at the discretion of the Board.
Subject to the restrictions contained in Section 4 hereof concerning the grant of Incentive Stock Options, the Committee shall have the authority to grant to any Participant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that the Fair Market Value of the shares with respect to which Incentive Stock Options first become exercisable by an optionee during any calendar year (under this Plan and any other plans granting Incentive Stock Options which are established by the Company or its Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.
Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:
(a)   EXERCISE PRICE.   The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided that:
(i)
The exercise price shall not be less than 100% of the Fair Market Value of the Stock on the date of Stock Option grant; and

(ii)
In the case of an Incentive Stock Option granted to an employee who owns stock representing more than 10% of the total combined voting power of all classes of capital stock of the Company or of any of its subsidiary or parent corporations, the exercise price shall not be less than 110% of the Fair Market Value of the Stock on the date of Stock Option grant.

Notwithstanding the foregoing, a Stock Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Stock Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
(b)   OPTION TERM.   The term of each Stock Option shall be determined by the Committee at grant, but no Stock Option shall be exercised more than ten years (or, in the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted, except that to the extent a Stock Option cannot be exercised because such exercise would violate Federal, state or local laws, then the expiration of such Option shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.
(c)   EXERCISABILITY.   Stock Options shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time after the grant date in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.
(d)   METHOD OF EXERCISE.   Subject to whatever installment exercise provisions or other restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased; provided, however, that unless otherwise permitted by the Committee, if exercised in part, a Stock Option may not be exercised for fewer than 100 shares, unless the remaining balance of the Stock Option is less than 100 shares, in which case the Stock Option may be exercised for the remaining balance.
Such notice shall be accompanied by payment in full of the purchase price, either by cash or such instrument as the Committee may accept. Payment in full or in part may also be made in the form of unrestricted Stock, including shares withheld in connection with the exercise of the Stock Option, based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised, unless it shall be determined by the Committee, at or after grant, in its sole discretion, that unrestricted Stock is not a permissible form of payment with respect to any Stock Option or Options.
If permitted by the Committee, a Plan Participant may elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to promptly sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.
Subject to the immediately preceding paragraph, no shares of Stock shall be issued until full payment therefore has been made. Subject to Section 10(a) and any other limitations set forth in this Plan or relevant Award Agreement, an optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if so requested, has given any representations requested pursuant in Section 10(a).
(e)   TERMINATION BY DEATH.   Subject to Section 3(d), if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.
(f)   TERMINATION BY REASON OF DISABILITY.   Subject to Section 3(d), if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee or his/her guardian, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to Section 5(e).
(g)   TERMINATION BY REASON OF RETIREMENT.   Subject to Section 3(d), if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, for a period of three months, less one day (or such other period as the Committee may specify at grant), from the date of such termination, or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period of three months less one day (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to Section 5(e).

(h)   OTHER TERMINATION.   Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, including without limitation in the case of voluntary or involuntary resignation of employment by the optionee, the entire Stock Option shall thereupon terminate and shall be immediately forfeited, regardless of its vesting status.
(i)   BUYOUT PROVISIONS.   The Committee may at any time offer to buy out for a payment in cash or Stock a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.
(j)   FRACTIONAL SHARE.   If any adjustment referred to herein shall result in a fractional share for any optionee under any Stock Option hereunder, such fraction shall be completely disregarded and the optionee shall only be entitled to the whole number of shares resulting from such adjustment.
(k)   COMPLIANCE WITH SECTION 422 OF THE CODE.   To the extent that any Stock Option which is designated as an Incentive Stock Option hereunder fails for any reason to comply with the provisions of Section 422 of the Code it shall be treated as a Non-Qualified Stock Option.
SECTION 6.   STOCK APPRECIATION RIGHTS.
(a)
GRANT AND EXERCISE.   The Committee may grant Stock Appreciation Rights under this Plan.

(b)
TERMS AND CONDITIONS.   Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

(i)
The term of each Stock Appreciation Right shall be fixed by the Committee at grant, and no such Stock Appreciation Right shall be exercised more than ten years after the date it is granted, except that, to the extent a Stock Appreciation Right cannot be exercised during its initial term because such exercise would violate Federal, state or local laws, then the expiration of such Award shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.

(ii)
Stock Appreciation Rights shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its sole discretion, that any Stock Appreciation Right is exercisable only in installments, the Committee may waive such installment exercise provisions at any time after grant in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

(iii)
Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of Fair Market Value of the Stock on the date of exercise over the Fair Market Value of the Stock on the date of grant (the “Base Price”) multiplied by the number of Stock Appreciation Rights exercised, with the Committee having the right to determine the form of payment.

(iv)
Subject to whatever installment exercise provisions or other restrictions apply hereunder, Stock Appreciation Rights may be exercised in whole or in part at any time during the term thereof by giving written notice of exercise to the Company specifying the number of rights to be exercised.

(v)
Sections 5(e) through (j) hereof shall apply equally to all Stock Appreciation Rights granted pursuant to this Plan, as if each reference therein to a “Stock Option” was instead a reference to a “Stock Appreciation Right.”

SECTION 7.   OTHER STOCK-BASED AWARDS.
(a)
ADMINISTRATION.   The Committee may grant such Other Stock-Based Awards not described above that the Committee determines to be consistent with the purpose of this Plan and the interests of the Company. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Other Stock-Based Awards shall be made, the number of shares of Stock to be awarded pursuant to such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period or event.
The Committee may designate whether any such Awards being granted to any Participant are intended to be “performance-based compensation,” as determined by the Committee in its sole discretion. Any such Awards designated as intended to be “performance-based compensation” may be conditioned on the achievement of one or more performance measures. The performance measures that may be used by the Committee for such Awards may be based on any one or more of the following, as selected by the Committee, or such other measures as the Committee shall determine: increase in stock price, return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders’ equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the Company and/or one or more divisions and/or subsidiaries, adjusted EBITDA of the Company and/or one or more divisions, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, cash flow of the Company and/or one or more divisions and/or subsidiaries, including without limitation, operating cash flow, free cash flow, and non-GAAP operating cash flow, and market price of the Company’s securities. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.
(b)
TERMS AND CONDITIONS. Other Stock-Based Awards made pursuant to this Section 7 shall be subject to the following terms and conditions:

(i)
Transferability.   Subject to the provisions of this Plan and the Award Agreement, Other Stock-Based Awards and shares subject to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, in the case of shares of Stock, prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses, and in all other cases, not at all.

(ii)
Dividends and Interest.   Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at grant, the recipient of an Award under this Section 7 shall be entitled to receive interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii)
Vesting and Forfeiture.   Any Award under this Section 7 and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion, at grant.

(iv)
Settlement.   In the case of any Other Stock-Based Award that is not subject to Section 8(a) below and that is subject to Section 409A of the Code, and that provides for a distribution upon the lapse of a risk of forfeiture, if the timing of such distribution is not otherwise specified in this Plan or Award Agreement or other governing document, the distribution shall be made no later than March 15 of the year following the calendar year in which receipt of such distribution is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code.

(v)
Waivers and Acceleration.   In the event of the Participant’s Retirement, Disability or death, and in other instances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations, performance requirements or restrictions imposed (if any) with respect to any or all of an Award under this Section 7 and/or accelerate the payment of cash or Stock pursuant to any such Award; provided, however, that such acceleration of payment shall not result in such Award violating Section 409A of the Code.

(vi)
Consideration.   Stock (including securities convertible into Stock) issued on a bonus basis under this Section 7 may be issued for no cash consideration, subject to Section 11(a) below.

(vii)
Restricted Stock.   Normal Retirement, Disability or Death. Unless otherwise determined by the Committee at grant, and except as otherwise provided by the Committee or permitted by this Plan, if a Participant’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of (i) Normal Retirement or permanent Disability, a portion of such unvested Restricted Stock shall vest as determined by prorating the shares for the current vesting period based on ratio of vesting period over the term of the grant or (ii) death, all unvested Restricted Stock shall vest immediately.

(viii)
Other Termination of Employment.   Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, and except as otherwise provided by the Committee or permitted by this Plan, all unvested Other Stock-Based Awards shall be immediately forfeited upon the termination of a Participant’s employment by the Company and/or any Subsidiary or Affiliate for any reason other than Disability or death, including without limitation in the case of voluntary or involuntary resignation of employment by the Participant. In the event of Retirement, a portion of such unvested Restricted Stock may vest as determined by the Company.

(ix)
Repurchase.   The Committee may at any time offer to buy out for a payment in cash or Stock an Other Stock-Based Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

SECTION 8.   RESTRICTED STOCK UNITS AND PERFORMANCE STOCK AND SHARE UNITS.
In addition to the other terms and provisions of this Plan (including the terms and provisions of Section 7) which apply to Restricted Stock Units, Performance Stock and Performance Units as an Award which is an Other Stock-Based Award, the following terms and provisions shall apply to Restricted Stock Units, Performance Stock and Performance Units:
(a)
Settlement.   In all cases, payment of any Restricted Stock Unit, share of Performance Stock or Performance Unit will be made no later than March 15 of the year following the calendar year in which receipt of the payment thereon is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code.

(b)
Performance Stock and Share Units — Retirement, Death or Disability.   Unless otherwise determined by the Committee at grant, and except as otherwise provided by the Committee or permitted by this Plan, if a Participant’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Death or Disability, the estate of the Participant or the Participant, as applicable, will receive a portion of the Performance Stock and Units based on the terms of each award. All such Performance Stock and Units shall be made no later than 90 days following the date of the Participant’s death or Disability, as applicable. In the event of Retirement, a portion of such Performance Stock and Units may vest as determined by the Company.

(c)
Restricted Stock Units — Normal Retirement, Death and Disability.   Unless otherwise determined by the Committee at or after grant and except as otherwise provided by the Committee or permitted by this Plan, if a Participant’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Normal Retirement or Disability, a pro rata portion of the restrictions pertaining to continued employment on any time-based Restricted Stock Unit will lapse, based on the number of full months the Participant was employed during the restriction period divided by the total number of months in the restriction period. To the extent that any Restricted Stock Unit is subject to performance conditions, the estate of the Participant or the Participant, as applicable, will receive a pro rata portion of the payment or Stock the Participant would have received based on the number of full months in the performance period prior to the Participant’s Normal Retirement or Disability, divided by the total number of months in the performance period. In the event of Death, all time-based Restricted Stock Unit shall vest immediately. All such pro rata payments of Restricted

Stock Units shall be made no later than 90 days following the date of the Participant’s death or Disability, as applicable.
SECTION 9.   AMENDMENTS AND TERMINATION.
The Board may amend, alter, or discontinue this Plan, and amend any Award granted hereunder, but, except as otherwise provided herein, no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right, Other Stock-Based Award or any other Award theretofore granted, without the Participant’s consent, or which, without the approval of the Company’s stockholders, would:
(a)
increase the number of shares that may be issued under this Plan (except by certain adjustments provided for under this Plan);

(b)
change the class of persons eligible to receive Incentive Stock Options under this Plan;

(c)
change the requirements of Section 5 hereof regarding the exercise price; or

(d)
amend this Plan in a manner that would require approval of the Company’s shareholders under applicable law, regulation or rule.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of Section 9. Options may not be granted under this Plan after the date of termination of this Plan, but Options granted prior to that date shall continue to be exercisable according to their terms. Subject to the above provisions, the Board shall have broad authority to amend this Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, without regard to whether such amendment adversely affects an individual Award or the rights of a holder thereof.
Notwithstanding the foregoing provisions of this Section 9 and any other provision of this Plan to the contrary, no action shall be taken under this Section 9 or any other provision of this Plan that would: (i) cause an Award that is not otherwise subject to Section 409A of the Code to become subject to such section or (ii) cause an Award subject to Section 409A of the Code to violate such section.
SECTION 10.   UNFUNDED STATUS OF PLAN.
This Plan is intended to constitute an “unfunded” plan. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.
SECTION 11. GENERAL PROVISIONS.
(a)
Compliance with Applicable Law.   Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Stock under any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or interdealer quotation system or other forum in which shares of Stock are quoted or traded (including, without limitation, Sections 409A or 422 of the Code), and, as a condition of any sale or issuance of shares of Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. This Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver shares of Stock, shall be subject to all applicable laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

In particular, the Company shall not be obligated to sell or issue any shares pursuant to any Option or other Award unless the shares underlying the Award are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and applicable state securities laws. The Company shall have no obligation to register pursuant to the 1933 Act or any state securities laws any shares of Stock issued pursuant to this Plan. The Committee may require each person acquiring shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares for investment and without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.
All certificates for shares of Stock or other securities delivered under this Plan shall be subject to such conditions, stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
The Company shall not issue any shares of Stock under this Plan before the Company has received the consideration to be paid therefor to the extent required in order for such shares to be “fully paid” under Section 152 of the Delaware General Corporations Law, such consideration to have a value not less than the par value of such shares to the extent required by Section 153 of the Delaware General Corporation Law.
(b)
Other Compensation.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

(c)
No Right to Employment.   The adoption of this Plan shall not confer upon any employee of the Company or of any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d)
Tax Withholding.   No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to the exercise of any Option or Stock Appreciation Right or any Award under this Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(e)
Dividend Reinvestment.   The actual or deemed reinvestment of dividends or dividend equivalents in additional types of Awards at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment, taking into account other Awards then outstanding.

(f)
Governing Law.   This Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the Delaware General Corporation Law, to the extent applicable, and in accordance with the laws of the State of Georgia in all other respects.

(g)
Other Benefits.   The value of Awards made pursuant to this Plan shall not be included as part of the definition of “cash compensation” in connection with any other benefit offered by the Company.

(h)
Award Agreements; Electronic Delivery.   An Award under this Plan shall be subject to such terms and conditions, not inconsistent with this Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document or other evidence (including evidence in an electronic medium) as is approved by the Committee. A copy of such document or evidence shall be provided to the Participant. Such document or evidence is referred to in this Plan as an “Award Agreement” regardless of whether any Participant signature is required.
The Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award thereunder (including without limitation prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation annual reports and proxy statements).
(i)
Severability.   If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any Person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(j)
No Liability.   Subject to applicable law: (i) no Director shall be liable for anything whatsoever in connection with the exercise of authority under this Plan or the administration of this Plan except such Director’s own willful misconduct; (ii) under no circumstances shall any Director be liable for any act or omission of any other Director; and (iii) in the performance of its functions with respect to this Plan, the Board of Directors or Committee, or its designees, as the case may be, shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Board or Committee or designee deems necessary, and no Director shall be liable for any action taken or not taken in good faith reliance upon any such advice.

SECTION 12.   EFFECTIVE DATE OF PLAN.
This Plan shall be effective as of the date of its approval by the stockholders of the Company (the “Effective Date”).
SECTION 13.   TERM OF PLAN.
No Stock Option, Stock Appreciation Right or Other Stock-Based Award shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date of this Plan, but Awards granted prior to such tenth anniversary may extend beyond that date.

Appendix B Revised Proxy Card
B-1

NAME & ADDRESS HERE BARCODE HERE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. NAME & ADDRESS HERE CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) ☐ RPC, INC. ANNUAL MEETING OF STOCKHOLDERS APRIL 28, 2026 AT 12:15 p.m. ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RPC, INC. The undersigned hereby constitutes and appoints Richard A. Hubbell and Ben M. Palmer, and each of them, jointly and severally, as proxies, with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 28, 2026 at 12:15 p.m. ET at 2170 Piedmont Road NE, Atlanta, GA 30324, or any adjournment of the meeting. The undersigned acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 18, 2026, and the Amended Notice of Annual Meeting of Stockholders and Proxy Statement Supplement, each dated April       , 2026, and grants authority to said proxies, or either of them, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting and hereby ratifies and confirms all that said proxies or their substitutes may lawfully do in the undersigned’s name, place, and stead. The undersigned instructs said proxies, or either of them, to vote as stated on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature                   Date                   Title                   Signature (Joint Owners)                   Number of Shares                   NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. Vote in Person: You may vote your shares in person at the 2026 Annual Meeting on April 28, 2026 at 12:15 p.m. ET at 2170 Piedmont Road NE, Atlanta, GA 30324 Scan QR Code for Digital Voting CONTROL NUMBER As a stockholder of RPC, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. ET on April 27, 2026.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 28, 2026: The Proxy Statement and Supplement are available at: https://web.viewproxy.com/RPC/2026 This proxy will be voted as directed or, if no direction is given, will be voted “FOR ALL” the nominees named in Proposal 1; and “FOR” Proposals 2, 3, 5, 6, and 7. The proxies are authorized to vote in their judgment upon such other business not known as may properly come before the Annual Meeting or any adjournments thereof. Your Board of Directors recommends a vote “FOR” all the nominees listed in Item 1. Please mark your votes like this 1. To elect ten Nominees for a one-year term (expiring in 2027) to the Board of Directors: Your Board of Directors recommends a vote “FOR” Items 2, 3, 5, 6, and 7. 2. To ratify the appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026; FOR ☐ AGAINST ☐ ABSTAIN ☐ 3. To hold a nonbinding vote on executive compensation as disclosed in these materials; FOR ☐ AGAINST ☐ ABSTAIN ☐ 5. To approve and ratify certain previous grants of performance stock units to our Chief Executive OfficerOR ☐ AGAINST ☐ ABSTAIN ☐ 6. To approve and ratify certain previous grants of performance stock units to our Executive Chairman; and FOR ☐ AGAINST ☐ ABSTAIN ☐ 7. To approve certain amendments to the Company’s 2024 Stock Incentive Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐ Note: To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment of the meeting. FOR AGAINST ABSTAIN (1) Susan R. Bell ☐ ☐ ☐ (2) Patrick J. Gunning ☐ ☐ ☐ (3) Richard A. Hubbell ☐ ☐ ☐ (4) Gary Kolstad ☐ ☐ ☐ (5) Amy R. Kreisler ☐ ☐ ☐ (6) Stephen E. Lewis ☐ ☐ ☐ (7) Ben M. Palmer ☐ ☐ ☐ (8) Timothy C. Rollins ☐ ☐ ☐ (9) Wesley N. Slagle ☐ ☐ ☐ (10) John F. Wilson ☐ ☐ ☐